Dated:  March 30, 2006

Rate Swap Transaction

Re:   BNY Reference No. 37528

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate swap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York and HSBC Bank USA, National Association, not individually, but solely as trustee on behalf of the supplemental interest trust (the “Supplemental Interest Trust”) of the Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-FA1 (the “Counterparty”).  The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.

This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of March 30, 2006, as amended and supplemented from time to time (the “Agreement”), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Swap

Notional Amount:

With respect to any Calculation Period the amount set forth for such period on Schedule I attached.

Trade Date:

March 22, 2006

Effective Date:

April 25, 2006

Termination Date:

May 25, 2011, subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate:

5.1815%

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2006, and ending on May 25, 2011, subject to adjustment in accordance with the Following Business Day Convention with No Adjustments.

Fixed Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BNY

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Additional Terms:

Additional Payments:

BNY shall pay Counterparty USD 910,000.00 on March 30, 2006.

Business Days:

New York

Calculation Agent:

BNY

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Swaps

Payments to Counterparty:

Please Provide

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:

_______________________________

Name:

Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HSBC BANK USA, NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST OF THE DEUTSCHE ALT-A SECURITIES, INC. MORTGAGE LOAN TRUST, SERIES 2006-FA1

By:

_______________________________

Name:

Title:

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention.

Accrual Start Dates	Accrual End Dates	Notional Amount in USD
4/25/2006	5/25/2006	929,624,516.19
5/25/2006	6/25/2006	899,005,249.74
6/25/2006	7/25/2006	871,043,150.89
7/25/2006	8/25/2006	845,389,768.94
8/25/2006	9/25/2006	819,565,828.68
9/25/2006	10/25/2006	794,857,225.41
10/25/2006	11/25/2006	771,445,093.48
11/25/2006	12/25/2006	748,721,795.56
12/25/2006	1/25/2007	726,667,082.68
1/25/2007	2/25/2007	705,261,300.62
2/25/2007	3/25/2007	684,485,372.57
3/25/2007	4/25/2007	664,320,782.09
4/25/2007	5/25/2007	644,749,556.69
5/25/2007	6/25/2007	625,754,251.89
6/25/2007	7/25/2007	607,317,935.65
7/25/2007	8/25/2007	589,424,173.39
8/25/2007	9/25/2007	572,057,013.35
9/25/2007	10/25/2007	555,200,972.42
10/25/2007	11/25/2007	537,141,970.10
11/25/2007	12/25/2007	517,194,935.45
12/25/2007	1/25/2008	488,768,175.17
1/25/2008	2/25/2008	474,362,119.72
2/25/2008	3/25/2008	460,380,148.08
3/25/2008	4/25/2008	446,809,788.48
4/25/2008	5/25/2008	433,638,935.64
5/25/2008	6/25/2008	420,855,840.00
6/25/2008	7/25/2008	408,449,097.27
7/25/2008	8/25/2008	396,407,638.30
8/25/2008	9/25/2008	384,572,188.07
9/25/2008	10/25/2008	372,880,824.09
10/25/2008	11/25/2008	357,091,012.52

11/25/2008	12/25/2008	298,530,032.81
12/25/2008	1/25/2009	279,666,272.86
1/25/2009	2/25/2009	271,169,485.29
2/25/2009	3/25/2009	261,828,037.37
3/25/2009	4/25/2009	254,016,224.21
4/25/2009	5/25/2009	246,518,755.99
5/25/2009	6/25/2009	239,242,246.47
6/25/2009	7/25/2009	232,180,191.63
7/25/2009	8/25/2009	225,326,278.73
8/25/2009	9/25/2009	218,674,380.64
9/25/2009	10/25/2009	212,218,550.46
10/25/2009	11/25/2009	205,953,016.15
11/25/2009	12/25/2009	199,872,175.44
12/25/2009	1/25/2010	193,970,590.82
1/25/2010	2/25/2010	188,242,984.71
2/25/2010	3/25/2010	182,684,234.73
3/25/2010	4/25/2010	177,289,369.18
4/25/2010	5/25/2010	172,006,962.62
5/25/2010	6/25/2010	166,779,904.76
6/25/2010	7/25/2010	161,853,997.64
7/25/2010	8/25/2010	157,073,339.78
8/25/2010	9/25/2010	152,433,545.27
9/25/2010	10/25/2010	147,728,124.56
10/25/2010	11/25/2010	103,178,005.92
11/25/2010	12/25/2010	73,346,558.15
12/25/2010	1/25/2011	61,553,831.36
1/25/2011	2/25/2011	59,439,998.75
2/25/2011	3/25/2011	52,557,418.51
3/25/2011	4/25/2011	50,850,865.12
4/25/2011	5/25/2011	49,341,442.69

(Multicurrency — Cross Border)

ISDA®

International Swap Dealers Association, Inc.

SCHEDULE

to the

Master Agreement

dated as of March 30, 2006

between	THE BANK OF NEW YORK	and

HSBC BANK USA, NATIONAL ASSOCIATION,

not in its individual capacity, but solely as trustee (“Trustee”) on behalf of the supplemental interest trust (the “Supplemental Interest Trust”) of the DEUTSCHE ALT-A SECURITIES, INC. MORTGAGE LOAN TRUST, SERIES 2006-AF1 (the “Issuer” or the “Trust”)

	established as a banking organization under the law of the State of New York		Each of the Issuer and the Supplemental Interest Trust is a common law trust organized under the laws of the State of New York
	(“Party A”)		(“Party B”)

Part 1.

Termination Provisions.

(a)

Applicability of Certain Provisions.

(i)

“Specified Entity” is not applicable to Party A or Party B for any purpose.

(ii)

“Breach of Agreement” provision of Section 5(a)(ii) will not apply to Party A or Party B.

(iii)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to Party A (except with respect to credit support furnished pursuant to Section 9) or Party B.

(iv)

“Misrepresentation” provisions of Section 5(a)(iv) will not apply to Party A or Party B.

(v)

“Default under Specified Transaction” is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(vi)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to Party A or to Party B.

(vii)

The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to Party B.  For the avoidance of doubt, the provisions of Section 5(a)(vii)(1), (3), (4), (5), (6), (7) and (8) will be deemed to have occurred with respect to Party B if such events occur with respect to the Issuer or the Supplemental Interest Trust.

(viii)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(ix)

The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A or to Party B.

(b)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

Second Method will apply.

(c)

“Termination Currency” means United States Dollars.

(d)

Additional Amounts Not Payable by Party B.  Party B shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4).

(e)

Additional Termination Events will apply.  The following shall constitute Additional Termination Events, and the party specified shall be the sole Affected Party with respect thereto:—

(i)

Termination of Trust Fund.  The Trust, Supplemental Interest Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement.  The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust, Supplemental Interest Trust or Trust Fund is terminated and final payment is made in respect of the Certificates.  Party B shall be the sole Affected Party.

(ii)

Inability to Pay Certificates.  If the Issuer is unable to pay the Senior Certificates of the Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AF1 (“Certificates”) or fails or admits in writing its inability to pay the Senior Certificates as they become due.  Party B shall be the sole Affected Party.

(iii)

Amendment of Pooling and Servicing Agreement.  If the Trustee permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on Party A without first obtaining the prior written consent of Party A.  Party B shall be the sole Affected Party.

(iv)

Collateralization or Ratings Event.  Party A fails to comply with the provisions of Part 5(n).  Party A shall be the sole Affected Party.

 (v)

Regulation AB.  Party A shall fail to comply with the provisions of Part 5(o) within thirty (30) days after notice has been given thereunder.  Party A shall be the sole Affected Party.

Part 2.

Tax Representations.

(a)

Payer Representations.  For the purpose of Section 3(e) of this Agreement, Party A and Party B make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice of its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representations.

(i)

The following representation will apply to Party A:

(x) It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

(ii)

The following representation will apply to Party B:

The beneficial owner of payments made to it under this Agreement is either: (A) a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes, or (B) (1) a "non-U.S. branch of a foreign person" as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and (2) a "foreign person" as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes..

Part 3.

Agreement to Deliver Documents.  For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B

An Internal Revenue Service Form W-9 or W-8BEN as applicable or any successor form, accurately completed and in a manner reasonably satisfactory to Party A and any other document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.

		Upon the execution and delivery of this Agreement	Yes

(b)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be.

		Upon the execution and delivery of this Agreement	Yes
Party B

(i) a copy of the executed Pooling and Servicing Agreement, (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of Party B, and (iii) a certified copy of the authorizing resolution (or equivalent authorizing documentation) of HSBC Bank USA, National Association which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder..

		Upon the execution and delivery of this Agreement	Yes
Party A	A copy of the most recent publicly available regulatory call report.	Promptly after request by Party B	Yes
Party A and Party B	A legal opinion as to enforceability of this Agreement and any Confirmation evidencing a Transaction hereunder.	Upon the execution and delivery of this Agreement and such Confirmation	Yes

Part 4.   Miscellaneous.

(a)

Addresses for Notices.  For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Party A: With respect to any Transaction, to the office(s) specified in the Confirmation related to such Transaction. A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

The Bank of New York

Legal Department

One Wall Street – 10th Floor

New York, New York 10286

Attention: General Counsel

Address for notices or communications to Party B:

HSBC Bank USA, National Association,

not in its individual capacity, but solely as trustee  on behalf of the supplemental interest trust of the Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AF1

[please provide]

Attention:

Facsimile:

[please provide]

Telephone:

[please provide]

(b)

Process Agent.  For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent - not applicable.

Party B appoints as its Process Agent - not applicable.

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Party A.

(f)

Credit Support Document.  Not applicable for Party A (except with respect to credit support furnished pursuant to Parts 5(n) or 5(o) or to Party B.

(g)

Credit Support Provider.  Credit Support Provider means in relation to:

Party A:

Not Applicable (except with respect to credit support furnished pursuant to Part 5s(m) or 5(o).

Party B:

Not Applicable.

(h)

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Netting of Payments.  Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(j)

“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party B shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) hereof..

Part 5.  Other Provisions.

(a)

Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(b)

Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(c)

Additional Representations.  Section 3 of this Agreement is hereby amended, by substituting for the words “Section 3(f)” in the introductory sentence thereof the words "Sections 3(f) and 3(i)”, and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

“(g)

Relationship Between Parties.

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i)

It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other Party As investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Principal.  The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

Exclusion from Commodities Exchange Act. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(i)

ERISA (Pension Plans).  It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.”

(d)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(e)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6 of this Agreement, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The last sentence of the first paragraph of Section 6(e) of this Agreement shall not apply for purposes of any Transaction.  For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6 of this Agreement.

(f)

Failure to Pay or Deliver.  Section 5(a)(i) is hereby amended replacing the word “third” by the word “second” in the third line thereof.

(g)

Notice of Certain Events.  Each party agrees that it will, promptly upon learning of the occurrence or existence of any event or condition that constitutes an Event of Default or Termination Event with respect to such party, give notice thereof to the other party; provided that failure to provide such notice shall not itself constitute an Event of Default or a Termination Event.

(h)

Certain Definitions.  Capitalized terms used and not otherwise defined in this Agreement shall have the meaning assigned to such term in the Pooling and Servicing Agreement, dated and effective as of March 1, 2006, among Deutsche Alt-A Securities, Inc., as Depositor, DB Structured Products, Inc., as Sponsor, and HSBC Bank USA, National Association, as Trustee (the “Pooling and Servicing Agreement”)

(i)

Non-Recourse.  Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of the Issuer and the Supplemental Interest Trust hereunder are limited recourse obligations of the Issuer and the Supplemental Interest Trust, payable solely from the Trust Fund and the proceeds thereof to satisfy Party B's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Issuer and the Supplemental Interest Trust under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive.

(j)

Limitation on Institution of Bankruptcy Proceedings.  Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(k)

Trustee’s Capacity.  It is expressly understood and agreed by the parties hereto that, insofar as this  Agreement and any confirmation evidencing a Transaction hereunder is executed by HSBC Bank USA, National Association, (i) this Agreement and such confirmation is executed and delivered by HSBC Bank USA, National Association, not in its individual capacity but solely as trustee of the Issuer and of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder, and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein or therein made on behalf of the Issuer or the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of HSBC Bank USA, National Association but is made and intended for the purpose of binding only the Issuer and the Supplemental Interest Trust, and (iii) under no circumstances will HSBC Bank USA, National Association, in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any such confirmation

(l)

Trustee’s Representation.  HSBC Bank USA, National Association, as trustee of the Issuer and of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as trustee on behalf of the Issuer and the Supplemental Interest Trust.

(m)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of any Transaction shall be permitted by either party unless each of Fitch, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc (“S&P”) (the “Rating Agencies”) has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the “Certificates”).

(n)

Ratings Downgrade.  For purposes of each Transaction:

(i)

Certain Definitions.

(A)

A “Collateralization Event” shall occur with respect to Party A (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is reduced below “P-1”, and its long-term unsecured and unsubordinated debt is reduced to ”A1” (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3” (and is on watch for downgrade) or below) by Moody’s, or

(y)

its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P; or

(z)

its short-term unsecured and unsubordinated debt rating is reduced below “F-1” by Fitch.

Such ratings are referred to herein as the “Qualifying Ratings.”

(B)

A “Ratings Event” shall occur with respect to Party A (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below “P-2” by Moody’s or its long-term unsecured and unsubordinated debt is reduced below “A3” by Moody’s, or

(y)

its long-term unsecured and unsubordinated debt rating is withdrawn  or reduced below “BBB-” by S&P, or its short-term unsecured and subordinated debt rating is withdrawn or reduced below “A-3” by S&P, or

(y)

its long-term unsecured and unsubordinated debt rating is withdrawn  or reduced below “BBB-” by Fitch.

For purposes of (A) and (B) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto.  For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that Party A does not post sufficient collateral.

(C)

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to Party A, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

(ii)

Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

(A)

Collateralization Event.  If a Collateralization Event occurs with respect to Party A (or any applicable credit support provider), then Party A shall, at its own expense, within thirty (30) days of such Collateralization Event:

(1)

post collateral under agreements and other instruments approved by Party B, such approval not to be unreasonably withheld, and satisfactory to the applicable Rating Agency, which will be sufficient to restore the immediately prior ratings of the Certificates,

(2)

assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by Party B, such approval not to be unreasonably withheld,

(3)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor Party A’s obligations under this Agreement, provided that such other person is approved by the Party B, such approval not to be unreasonably withheld, or

(4)

establish any other arrangement approved by Party B, such approval not to be unreasonably withheld and satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of their Certificates.

(B)

Ratings Event.  If a Ratings Event occurs with respect to Party A (or any applicable credit support provider), then Party A shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(1)

assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by Party B, such approval not to be unreasonably withheld,

(2)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor Party A’s obligations under this Agreement, provided that such other person is approved by Party B, such approval not to be unreasonably withheld, or

(3)

establish any other arrangement approved by Party B, such approval not to be unreasonably withheld and satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of their Certificates.

provided, that with respect to any of clauses (1), (2) or (3) immediately above, Party A shall, at its own expense, post collateral under agreements and other instruments approved by Party B, such approval not to be unreasonably withheld, and satisfactory to each of the Rating Agencies, which will be sufficient to restore the immediately prior ratings of the Certificates, until Party A has complied with the requirements of clauses (1), (2) or (3), as applicable.

(o)

Compliance with Regulation AB.  For purposes of Item 1115 of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 – 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Sponsor or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable “significance percentage” with respect to this Agreement has been or will, within 30 days, be reached, and (y) it has a reporting obligation under the Exchange Act, then Party A shall, within thirty (30) days after notice to that effect, at its sole expense, take one of the following actions (each subject to satisfaction of the applicable requirements of the rating agencies): (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) the financial data required by Item 301 of Regulation S–K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (B) financial statements meeting the requirements of Regulation S–X (17 C.F.R. §§210.1–01 through 210.12–29, but excluding 17 C.F.R. ss. 210.3–05 and Article 11 of Regulation S–X (17 C.F.R. ss. ss. 210.11–01 through 210.11–03)), pursuant to Item 1115(b)(2); or (C) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b); or (2) deliver collateral (which shall be either USD cash or Permitted Investments) pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the “significance percentage” below the requirements of Item 1115(b)(1) or of Item 1115(b)(2), respectively (it being understood that if the significance percentage is not so reduced with respect to Item 1115(b)(1) or Item 1115(b)(2), respectively, then Party A shall be required to take the actions set forth in (1) above or (3) below); or (3) secure another entity able to comply with the requirements of Item 1115(b) of Reg AB to replace Party A as party to this Agreement on substantially similar terms, the debt rating of which entity (or guarantor therefor) meets or exceeds the applicable requirements of the applicable Rating Agencies.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Agreement:

THE BANK OF NEW YORK

By:

_______________________________

Name:

Title:

HSBC BANK USA, NATIONAL ASSOCIATION,

not individually, but solely as trustee on behalf of the supplemental interest trust of DEUTSCHE ALT-A SECURITIES, INC. MORTGAGE LOAN TRUST, SERIES 2006-AF1

By:

_______________________________

Name:

Title: